LA JOLLA COVE INVESTORS, INC.
                          1795 UNION STREET, 3rd FLOOR
                         SAN FRANCISCO, CALIFORNIA 94123
                            TELEPHONE: (415) 409-8703
                            FACSIMILE: (415) 409-8704
                            E-MAIL: LJCI@PACBELL.NET

LA JOLLA                      www.ljcinvestors.com                 SAN FRANCISCO
--------------------------------------------------------------------------------

                               November ___, 2003

Mr.________________________________
DNAPrint Genomics, Inc.
900 Cocoanut Ave
Sarasota, FL 34236

Dear______________________________:

Reference is made to the Convertible Debenture ("Debenture") dated November ___, 2003 issued by DNAPrint Genomics, Inc. ("DNA") to La Jolla Cove Investors, Inc. ("LJCI").

If, while any portion of the Debenture remains outstanding, DNA elects to apply for listing of its common stock on a national securities exchange, LJCI will give good faith consideration to a request from DNA to accelerate the Debenture conversions, and related Warrant exercises, to assist DNA in meeting applicable listing requirements. If LJCI does not grant the acceleration request, it will permit DNA to engage in capital raising transactions to meet such listing requirements.

If this letter correctly reflects our agreement, please acknowledge your agreement by signing below.

Sincerely,


Travis W. Huff
Portfolio Manager

DNAPrint Genomics, Inc.


By:________________________________

Title:_____________________________